Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 12. Income Taxes

For periods prior to the Separation, income tax expense and deferred tax balances were calculated on a separate tax return basis although the Company’s operations in certain circumstances, particularly the U.S. and Canada, have historically been included in the tax returns filed by the respective RRD entities of which the Company’s business was a part. Beginning October 1, 2016, as a stand-alone entity, the Company will file tax returns on its own behalf and its deferred taxes and effective tax rate may differ from those in the historical periods.

The Company maintains an income taxes payable or receivable account in each jurisdiction and with the exception of certain entities outside the U.S. that transferred to the Company at Separation, the Company is deemed to settle current tax balances for the period prior to the Separation with the RRD tax-paying entities in the respective jurisdictions. These settlements are reflected as changes in net parent company investment in the consolidated and combined balance sheets.

Income taxes have been based on the following components of earnings from operations before income taxes for the years ended December 31, 2016, 2015 and 2014:

	2016	2015	2014
U.S.	$84.9	$156.1	$74.9
Foreign	9.4	15.6	17.5

Total	$94.3	$171.7	$92.4

The components of income tax expense (benefit) from operations for the years ended December 31, 2016, 2015 and 2014 were as follows:

	2016	2015	2014
Current:
U.S. Federal	$28.6	$41.3	$34.2
U.S. State and Local	9.0	12.1	10.5
Foreign	3.5	3.8	3.2

Current income tax expense	41.1	57.2	47.9

Deferred:
U.S. Federal	(3.1)	8.1	(10.6)
U.S. State and Local	(0.4)	2.2	(3.0)
Foreign	(2.4)	(0.1)	0.7

Deferred income tax expense (benefit)	(5.9)	10.2	(12.9)

Total	$35.2	$67.4	$35.0

The following table outlines the reconciliation of differences between the Federal statutory tax rate and the Company’s effective income tax rate:

	2016	2015	2014
Federal statutory tax rate	35.0%	35.0%	35.0%
State and local income taxes, net of U.S. federal income tax benefit	5.9	5.4	5.5
Adjustment of uncertain tax positions and interest	0.6	0.1	(0.1)
Domestic manufacturing deduction	(1.3)	(0.9)	(1.3)
Foreign tax rate differential	(0.7)	(1.0)	(3.0)
Change in valuation allowances	(1.9)	—	0.1
Other	(0.3)	0.7	1.7

Effective income tax rate	37.3%	39.3%	37.9%

Deferred income taxes

The significant deferred tax assets and liabilities at December 31, 2016 and 2015 were as follows:

	2016	2015
Deferred tax assets:
Pension and other postretirement benefit plans liabilities	$24.1	$2.3
Accrued liabilities	18.5	18.1
Net operating losses and other tax carryforwards	14.4	19.4
Allowance for doubtful accounts	3.3	3.3
Share-based compensation	2.2	—
Other	2.4	1.7

Total deferred tax assets	64.9	44.8
Valuation allowances	(1.2)	(4.9)

Total deferred tax assets	$63.7	$39.9

Deferred tax liabilities:
Other intangible assets	$(21.0)	$(23.2)
Accelerated depreciation	(3.1)	(5.1)
Other	(2.6)	(2.0)

Total deferred tax liabilities	(26.7)	(30.3)

Net deferred tax assets	$37.0	$9.6

Transactions affecting the valuation allowances on deferred tax assets during the years ended December 31, 2016, 2015 and 2014 were as follows:

	2016	2015	2014
Balance, beginning of year	$4.9	$5.3	$5.6
Current year expense (benefit)-net	(1.5)	—	0.1
Write-offs	(2.3)	—	—
Foreign exchange and other	0.1	(0.4)	(0.4)

Balance, end of year	$1.2	$4.9	$5.3

As of December 31, 2016, the Company had domestic and foreign net operating loss deferred tax assets of approximately $14.4 million ($19.4 million at December 31, 2015), of which $4.2 million expires between 2017 and 2025. As of December 31, 2015, the Company had other tax carryforwards of $2.3 million which were written-off during 2016. Limitations on the utilization of these tax assets may apply. The Company has provided valuation allowances to reduce the carrying value of certain deferred tax assets, as management has concluded that, based on the weight of available evidence, it is more likely than not that the deferred tax assets will not be fully realized.

Deferred income taxes are not provided on the excess of the investment value for financial reporting over the tax basis of investments in foreign subsidiaries because such excess is considered to be permanently reinvested in those operations. Undistributed earnings of foreign subsidiaries that are considered indefinitely reinvested outside of the U.S. were approximately $55.9 million as of December 31, 2016. Upon repatriation of these earnings to the U.S., the Company may be subject to U.S. and/or foreign income taxes. It is not practicable to determine the amount of income taxes payable in the event all such foreign earnings are repatriated, as the tax cost would depend on income tax laws and circumstances at that time.

Cash payments for income taxes for U.S. states and foreign jurisdictions were $5.2 million, $1.9 million and $1.5 million in 2016, 2015 and 2014, respectively. In certain jurisdictions, such as the United States and Canada, the Company is deemed to settle current tax balances as of October 1, 2016 with RRD within net parent investment. Total amounts settled with RRD were $37.2 million, $55.1 million and $46.7 million for 2016, 2015 and 2014, respectively. Cash refunds for income taxes were $0.7 million and $0.1 million in 2016 and 2015, respectively. There were no refunds for income taxes in 2014.

Uncertain tax positions

Changes in the Company’s unrecognized tax benefits at December 31, 2016, 2015 and 2014 were as follows:

	2016	2015	2014
Balance at beginning of year	$1.0	$0.7	$1.3
Additions for tax positions of the current year	—	0.3	—
Additions for tax positions of prior years	0.9	—	—
Settlements during the year	—	—	(0.5)
Lapses of applicable statutes of limitations	—	—	(0.1)

Balance at end of year	$1.9	$1.0	$0.7

As of December 31, 2016, 2015 and 2014, the Company had $1.9 million, $1.0 million and $0.7 million, respectively, of unrecognized tax benefits. Unrecognized tax benefits of $1.3 million as of December 31, 2016, if recognized, would have decreased income taxes and the corresponding effective income tax rate and increased net earnings. This potential impact on net earnings reflects the reduction of these unrecognized tax benefits, net of certain deferred tax assets and the federal tax benefit of state income tax items.

As of December 31, 2016, it is reasonably possible that the total amount of unrecognized tax benefits will decrease within twelve months by as much as $0.9 million due to the resolution of audits or expirations of statutes of limitations related to U.S. federal, state or international tax positions.

The Company classifies interest expense and any related penalties related to income tax uncertainties as a component of income tax expense. The total interest expense, net of tax benefits, related to tax uncertainties recognized in the Consolidated and Combined Statements of Operations was $0.3 million, $0.2 million and $0.2 million for the years ended December 31, 2016, 2015 and 2014, respectively. There were no benefits from the reversal of accrued penalties for the years ended December 31, 2016, 2015 and 2014. Accrued interest of $0.3 million and $0.2 million related to income tax uncertainties were reported as a component of other noncurrent liabilities in the Consolidated and Combined Balance Sheets at December 31, 2016 and 2015, respectively. There were no accrued penalties related to income tax uncertainties for the years ended December 31, 2016 and 2015.

The Company has tax years from 2009 that remain open and subject to examination by certain U.S. state taxing authorities and/or certain foreign tax jurisdictions. The Company’s initial U.S. federal income tax return will be for the period October 1, 2016 through December 31, 2016, as such, there are no prior years subject to IRS examination.